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Exhibit 99.2

Assured Guaranty Municipal Corp. (formerly known as Financial

Security Assurance Inc., "AGM") Financial Supplement

Third Quarter Ended September 30, 2009

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (together with its subsidiaries, "Assured Guaranty" or the "Company"), with the U.S. Securities and Exchange Commission ("SEC"), including Assured Guaranty's Current Report on Form 8-K dated July 8, 2009, Assured Guaranty's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 and Assured Guaranty's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. FSAH terminated its registration with the SEC in July, 2009, and no longer files reports with the SEC.

Some amounts in this Financial Supplement may not add due to roundings.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. The Company's forward looking statements could be affected by many events, including (1) rating agency action, including a ratings downgrade of the Company or its affiliates and/or of transactions insured by the Company or its affiliates, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, the Company's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses affecting the adequacy of the Company's loss reserves; (5) the impact of market volatility on the mark-to-market of the Company's contracts written in credit default swap form; (6) decreased demand or increased competition; (7) changes in applicable accounting policies or practices; (8) changes in applicable laws or regulation, including insurance and tax laws; (9) other governmental actions; (10) difficulties with the execution of the Company's business strategy; (11) contract cancellations; (12) the Company's dependence on customers; (13) loss of key personnel; (14) adverse technological developments; (15) the effects of mergers, acquisitions and divestitures; (16) natural or man-made catastrophes; (17) other risks and uncertainties that have not been identified at this time; (18) management's response to these factors; and (19) other risk factors identified in Assured Guaranty's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Note: AGM was purchased by Assured Guaranty US Holdings Inc., a subsidiary of Assured Guaranty Ltd., on July 1, 2009. This financial supplement presents financial information since its acquisition, except for claims paying resources, which is based on statutory accounting principles. On July 1, 2009, the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America ("GAAP") was pushed down to AGM which affects comparability of third quarter 2009 financial results to periods prior to the acquisition.

Assured Guaranty Municipal Corp.

Selected Financial Highlights

(dollars in millions)

Quarter Ended September 30, 2009
Operating income reconciliation:
Operating income[b]	$230.7
Plus: Realized gains (losses) on investments, after tax	0.3
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(50.0)
Plus: Unrealized gains (losses) on committed capital securities, after tax	(33.7)
Plus: Goodwill and settlement of intercompany relationship, net	232.6

Net Income (Loss) attributable to Assured Guaranty Municipal Corp.	$379.9

Earned premiums from refundings and accelerations	$11.5
Operating income (loss) effect	$7.5
Adjusted book value reconciliation:
Book value attributable to Assured Guaranty Municipal Corp.	$1,756.2
Less: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(366.9)
Less: Unrealized gains (losses) on committed capital securities, after tax	19.2
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	122.5

Operating shareholder's equity	$1,981.4
Less: Deferred acquisition costs, after tax	(21.0)
Plus: Net present value of estimated future credit derivative revenue, after tax[e]	184.5
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax[1]	2,723.8
Plus: Unearned premium reserve on credit derivatives, after tax[2]	21.5

Adjusted book value[d]	$4,932.2

Return on equity ("ROE") calculations:
ROE, excluding unrealized gain (loss) on investment portfolio	104.3%
Operating ROE[c]	51.1%

1. Uneared premium reserve ("UPR") less ceded unearned premiums, after tax.

2. Unearned revenue less ceded unearned premiums on credit derivatives, after tax.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b), operating ROE (c), adjusted book value (d), and net present value of estimated future credit derivative revenue in force (e)].

Assured Guaranty Municipal Corp.

Consolidated Income Statement1

(in millions)

Quarter Ended September 30, 2009
Revenues
Net earned premiums	$280.5
Net investment income	44.9
Realized gains on credit derivatives[2]	28.8
Incurred (losses) recoveries on credit derivatives	27.3
Other income	34.3

Total revenues	415.8
Expenses
Loss and loss adjustment expenses	0.9
Amortization of deferred acquisition costs	-
Other operating expenses	41.7
FSAH acquisition-related expenses	32.8
Interest and related expenses	2.3
Other expense	1.2

Total expenses	78.9
Operating income before (benefit) provision for income taxes	336.9
Total (benefit) provision for income taxes	106.2

Operating income[b]	230.7
Plus: Realized gains (losses) on investments, after tax	0.3
Plus: Non-credit impairments unrealized gains (losses) on credit derivatives, after tax	(50.0)
Plus: Unrealized gains (losses) on committed capital securities, after tax	(33.7)
Plus: Goodwill and settlement of intercompany relationship, net	232.6

Net income (loss) attributable to Assured Guaranty Municipal Corp.	$379.9

1. The Company adopted ASC 944-20, "Financial Services—Insurance" (FAS No. 163, "Accounting for Financial Guarantee Insurance Contracts") effective January 1, 2009.

2. Includes revenue earned on credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

Assured Guaranty Municipal Corp.

Detailed Income Statement (Non-GAAP)

(dollars in millions)

Quarter Ended September 30, 2009
Income statement:
Net earned premiums:
Scheduled net earned premiums
Public finance - U.S.	$60.7
Public finance - non-U.S.	13.3
Structured finance - U.S.	189.5
Structured finance - non-U.S.	5.5

Total scheduled net earned premiums	269.0
Net earned premiums from refundings	11.5

Total net earned premiums	280.5
Realized gains on credit derivatives:
Net credit derivative premiums earned	28.8
Ceding commissions income (expense), net	-

Total realized gains on credit derivatives	28.8
Other income	30.4

Total revenues	339.7
Loss and loss adjustment expenses (recoveries):
Total loss and loss adjustment expenses (recoveries) -financial guaranty	0.9
Incurred losses (recoveries) on credit derivatives	(27.3)

Total incurred losses (recoveires)	(26.4)
Amortization of deferred acquisition costs	-
Other operating expenses	41.7

Total expenses	15.3
Underwriting gain (loss)	$324.4
Expense ratio[f]	13.5%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [expense ratio (f)].

Assured Guaranty Municipal Corp.

Consolidated Balance Sheets1

(dollars in millions)

	As of
	September 30, 2009	July 1, 2009
Assets
Investment portfolio, available-for-sale
Fixed maturity securities, at fair value	$4,815.2	$4,968.9
Short-term investments	941.9	766.3

Total investments	5,757.1	5,735.2
Assets acquired in refinancing transactions	159.2	168.4
Cash	213.6	85.1
Premiums receivable, net	798.5	846.4
Ceded unearned premium revenue	1,648.8	1,727.7
Credit derivative assets	238.2	297.2
Committed capital securities, at fair value	29.6	81.4
Deferred tax asset, net	1,011.5	993.6
Financial guaranty variable interest entity assets	846.9	1,879.4
Other assets	248.6	295.3

Total assets	$10,952.0	$12,109.7

Liabilities and shareholder's equity
Liabilities
Unearned premium reserves	$6,698.9	$7,286.4
Loss and loss adjustment expense reserve	3.3	-
Note payable to related party	155.8	164.4
Credit derivative liabilities	925.7	920.0
Reinsurance balances payable, net	238.7	249.6
Financial guaranty variable interest entity liabilities	851.4	1,878.6
Other liabilities	326.5	328.1

Total liabilities	9,200.3	10,827.1
Shareholder's equity
Preferred stock	-	-
Common stock	15.0	15.0
Additional paid-in capital	1,241.8	1,266.8
Retained earnings	379.9	-
Accumulated other comprehensive income	119.5	-

Total shareholder's equity attributable to Assured Guaranty Municipal Corp.	1,756.2	1,281.8
Noncontrolling interest of variable interest entities	(4.5)	0.8

Total shareholder's equity	1,751.7	1,282.6

Total liabilities and shareholder's equity	$10,952.0	$12,109.7

1. The Company adopted ASC 944-20 effective January 1, 2009.

Assured Guaranty Municipal Corp.

Capital and Claims Paying Resources

(dollars in millions)

	As of
	September 30, 2009	December 31, 2008
Claims paying resources
Policyholders' surplus	$1,140	$711
Contingency reserve	1,226	1,282

Qualified statutory capital	2,366	1,993
Unearned premium reserve	2,380	2,520
Loss and loss adjustment expense reserves	1,105	1,688

Total policyholders' surplus and reserves	5,851	6,201
Present value of installment premiums[e][1]	824	963
Standby line of credit/stop loss	498	550

Total claims paying resources	$7,173	$7,714

Net par outstanding[2]	$388,950	$424,393
Net debt service outstanding[2]	$581,685	$631,886
Ratios:
Net par outstanding to qualified statutory capital	164:1	213:1
Capital ratio[3]	246:1	317:1
Financial resources ratio[4]	81:1	82:1

1. Includes financial guaranty and credit derivatives

2. Statutory basis.

3. The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

4. The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (e)].

Assured Guaranty Municipal Corp.

New Business Production

(in millions)

Quarter Ended September 30, 2009
Consolidated new business analysis:
Present value of new business production ("PVP")[a]
Public finance - U.S.	$13.0
Public finance - non-U.S.	-
Structured finance - U.S.[1]	0.4
Structured finance - non-U.S.[1]	0.9

Total PVP[a]	14.3
Less: PVP[a] of credit derivatives	-

PVP[a] of financial guaranty insurance	14.3
Less: Financial guaranty installment premium PVP[a]	4.4

Total: Financial guaranty upfront GWP	9.9
Plus: Upfront premium due to commutation	-
Plus: Financial guaranty installment GWP	-
Plus: Financial guaranty installment PVP[a] adjustment[2]	(9.2)

Total financial guaranty GWP	0.7

Total GWP	$0.7

Consolidated financial guaranty gross par written:
Public finance - U.S.	$1,065
Public finance - non-U.S.	-
Structured finance - U.S.	-
Structured finance - non-U.S.	-

Total	$1,065

1. These policies represent existing policies that have additional premium and have no par outstanding.

2. Amounts represent the difference in the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for ASC 944-20.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

Assured Guaranty Municipal Corp.

Investment Portfolio

As of September 30, 2009

(dollars in millions)

Investment portfolio, available-for-sale:	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income[2]
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government agencies	$69.0	3.47%	2.25%	$70.7	$2.4
Agency obligations	54.4	2.63%	1.71%	55.0	1.4
Foreign government securities	266.4	2.70%	1.75%	262.4	7.2
Obligations of states and political subdivisions	1,991.5	3.30%	3.10%	2,074.2	65.7
Insured obligations of state and political subdivisions[1]	1,897.5	4.53%	4.29%	2,002.1	85.9
Corporate securities	14.8	4.95%	3.74%	16.0	0.7
Mortgage-backed securities:
Pass-throughs	334.1	5.64%	3.66%	330.2	18.8
Planned Amortization Class	4.4	3.80%	2.47%	4.4	0.2
Asset-backed securities	0.2	5.00%	3.25%	0.2	0.0

Total fixed maturity securities	4,632.3	3.90%	3.53%	4,815.2	182.4
Short-term investments	941.5	0.25%	0.16%	941.9	2.3

Total investment portfolio	$5,573.8	3.30%	2.96%	$5,757.1	$184.7

	Fair Value	%
Ratings[3]:
U.S. Treasury securities and obligations of U.S. government agencies	$70.7	1.5%
Agency obligations	55.0	1.1%
AAA/Aaa	1,490.0	30.9%
AA/Aa	2,019.0	41.9%
A/A	973.9	20.2%
BBB	152.5	3.2%
Below investment grade ("BIG")[4]	19.6	0.4%
Not rated	34.5	0.8%

Total fixed maturity securities	$4,815.2	100.0%

Duration of investment portfolio (in years):		4.6

1. Reflects obligations of state and local political subdivisions that have been insured by financial guarantors. The underlying ratings of these bonds average A+. Includes $371.5 million insured by AGC and AGM.

2. Represents annualized investment income based on amortized cost and pre-tax book yields.

3. Ratings are represented by the lower of Moody's Investors Service and Standard & Poor's classifications.

4. Includes $14.4 million which the Company purchased for risk mitigation purposes.

Assured Guaranty Municipal Corp.

Estimated Net Exposure Amortization and Run-Off of Global Insured Structured Finance Portfolio

(dollars in millions)

Estimated Net Exposure Amortization[1]	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding
Financial Guaranty:
2009 (as of September 30)		$595,811
2009 (October-December)	$12,424	583,387
2010	50,716	532,671
2011	42,080	490,591
2012	45,389	445,202
2013	38,348	406,854
2009-2013	188,957	406,854
2014-2018	149,257	257,597
2019-2023	100,404	157,193
2024-2028	71,997	85,196
After 2028	85,196

Total	$595,811

1. Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of September 30, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Run-Off of Global Insured Structured Finance Portfolio	Estimated Net Par Amortization	Estimated Ending Net Par Outstanding
2009 (as of September 30)		$94,118
2009 (October-December)	$4,237	89,881
2010	19,954	69,927
2011	11,850	58,077
2012	15,108	42,969
2013	10,412	32,557
2009-2013	61,561	32,557
2014-2018	26,675	5,882
2019-2023	2,119	3,763
2024-2028	863	2,900
After 2028	2,900

Total structured finance	$94,118

Assured Guaranty Municipal Corp.

Ceded Par Outstanding by Reinsurer

(dollars in millions)

Reinsurer	Ceded Par Outstanding
Tokio Marine & Nichido Fire Insurance Co., Ltd.	31,047
Radian Asset Assurance Inc.	24,200
RAM Reinsurance Co. Ltd.	11,521
Syncora Guarantee Inc.	4,290
R.V.I. Guaranty Co. Ltd.	4,136
Swiss Reinsurance Company	4,047
Mitsui Sumitomo Insurance Co. Ltd.	2,526
Ambac Assurance Corporation	1,037
ACA Financial Guaranty Corp.	939
Other	1,603

Total	85,346

Assured Guaranty Municipal Corp.

Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums

(dollars in millions)

	Non-Credit Derivative Financial Guaranty Contracts
	Run-off of Net Deferred Premium Revenue[1]	Expected Losses[3]	Run-off of Net Deferred Premium Revenue in Excess of Expected Losses	Accretion of Discount	Credit Derivative Revenues[2]	Total
Financial Guaranty:
2009 (October-December)	$252.2	16.6	235.6	$4.0	$24.8	$264.4
2010	856.1	158.4	697.7	15.0	85.6	798.3
2011	630.7	116.8	513.9	14.0	73.1	601.0
2012	508.2	120.3	387.9	13.1	52.7	453.7
2013	419.8	119.2	300.6	12.2	35.2	348.0
2009-2013	2,667.0	531.3	2,135.7	58.3	271.4	2,465.4
2014-2018	1,288.1	354.5	933.6	49.6	53.6	1,036.8
2019-2023	594.2	86.1	508.1	34.2	3.5	545.8
2024-2028	348.1	40.8	307.3	22.5	2.4	332.2
After 2028	399.9	53.0	346.9	23.9	7.8	378.6

Total	$5,297.3	$1,065.7	$4,231.6	$188.5	$338.7	$4,758.8

1. Net deferred premium revenue amounts are U.S. GAAP based deferred premium revenue and net of ceded unearned premiums.

2. Includes earnings on future installments of credit derivatives.

3. Represents the expected timing of loss expense recognition for expected losses embedded in unearned premium reserve, excluding accretion of discount on loss reserves.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (1 of 4)

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	As of September 30,
	2009
Sector:	Net Par Outstanding	Avg. Rating[1]
Public Finance
United States:
General obligation	$128,539	A+
Tax backed	54,682	A+
Municipal utilities	49,966	A+
Transportation	20,560	A
Healthcare	10,976	A
Higher education	8,073	A+
Housing	6,762	AA-
Infrastructure finance	1,089	BBB
Investor-owned utilities	27	BBB
Other public finance	1,596	A

Total public finance - U.S.	282,270	A+
Non-U.S.:
Infrastructure finance	11,080	BBB
Regulated utilities	7,414	BBB+
Other public finance	6,633	AA-

Total public finance - non-U.S.	25,127	A-

Total public finance	$307,397	A+

Structured Finance
United States
Pooled corporate obligations	$44,907	AAA
Residential mortgage-backed and home equity	14,816	BB
Financial products	10,914	AA-
Consumer receivables	4,291	BBB
Commercial receivables	97	BBB
Structured credit	82	BBB
Insurance securitization	368	AA
Other structured finance	841	A

Total structured finance - U.S.	76,316	AA-
Non-U.S.:
Pooled corporate obligations	14,673	AAA
Residential mortgage-backed and home equity	1,862	AA+
Structured credit	644	BBB
Commercial receivables	246	A
Insurance securitizations	37	A+
Other structured finance	340	AAA

Total structured finance - non-U.S.	17,802	AAA

Total structured finance	$94,118	AA

Total exposures	$401,515	A+

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and international obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (2 of 4)

(dollars in millions)

Gross Par Written by Asset Type

	Total Financial Guaranty	Avg. Rating[1]
	3Q-09
Sector:
Public Finance
United States:
Tax backed	$36	A
General obligation	394	A
Municipal utilities	269	BBB+
Higher education	23	A
Transportation	317	A
Housing	26	AA

Total public finance - U.S.	$1,065	A

Non-U.S.:
Total public finance - non-U.S.	$-	-

Total gross par written	$1,065	A

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (3 of 4)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of September 30, 2009
	Public Finance - U.S.		Public Finance - non-U.S.		Structured Finance -U.S.		Structured Finance -non-U.S.		Consolidated
Ratings[1]:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$25	0.0%	$-	0.0%	$16,573	21.7%	$7,458	41.9%	$24,056	6.0%
AAA	5,131	1.8%	1,305	5.2%	20,948	27.4%	5,751	32.3%	33,135	8.3%
AA	125,039	44.3%	1,476	5.9%	19,958	26.2%	1,702	9.6%	148,175	36.9%
A	129,513	45.9%	7,508	29.9%	2,598	3.4%	1,012	5.7%	140,631	35.0%
BBB	21,114	7.5%	14,609	58.1%	5,955	7.8%	1,798	10.1%	43,476	10.8%
Below investment grade	1,448	0.5%	229	0.9%	10,284	13.5%	81	0.5%	12,042	3.0%

Total exposures	$282,270	100.0%	$25,127	100.0%	$76,316	100.0%	$17,802	100.0%	$401,515	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (4 of 4)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2009

U.S.:	Net Par Outstanding	% of Total
California	$41,081	10.2%
New York	22,609	5.6%
Pennsylvania	20,849	5.2%
Texas	19,357	4.8%
Illinois	17,361	4.3%
Florida	14,841	3.7%
Michigan	12,916	3.2%
New Jersey	12,459	3.1%
Washington	10,349	2.6%
Massachusetts	8,486	2.1%
Other states	101,962	25.4%
Mortgage and structured (multiple states)	76,316	19.1%

Total U.S.	358,586	89.3%
Non-U.S.:
United Kingdom	12,601	3.1%
Australia	4,962	1.2%
Canada	4,426	1.1%
France	2,084	0.5%
Italy	1,895	0.5%
Other	16,961	4.3%

Total non-U.S.	42,929	10.7%
Total net par outstanding	$401,515	100.0%

Assured Guaranty Municipal Corp.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (1 of 5)

(dollars in millions)

Distribution of U.S. RMBS by Rating1 and Type of Exposure as of September 30, 2009

Ratings:	Prime First Lien[2]	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs[3]	Total Net Par Outstanding
Super senior	$-	$-	$-	$-	$-	$-	$-	$-
AAA	116	-	458	134	158	1,347	-	2,214
AA	2	44	538	-	-	363	-	947
A	1	-	-	-	-	123	-	124
BBB	-	-	378	143	-	949	31	1,502
Below investment grade	-	1,214	3,482	1,315	2,370	1,480	169	10,030

Total exposures	$119	$1,258	$4,855	$1,592	$2,529	$4,263	$200	$14,816

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of September 30, 2009

Year insured:	Prime First Lien[2]	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs[3]	Total Net Par Outstanding
2004 and prior	$8	$-	$320	$71	$-	$1,349	1	$1,749
2005	-	-	743	406	139	420	15	1,724
2006	112	457	1,916	559	980	126	86	4,235
2007	-	801	1,876	556	1,409	2,296	98	7,037
2008	-	-	-	-	-	72	-	72
2009	-	-	-	-	-	-	-	-

Total exposures	$119	$1,258	$4,855	$1,592	$2,529	$4,263	$200	$14,816

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

2. Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

3. NIMs are net interest margin securities.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (2 of 5)

(dollars in millions)

Distribution of U.S. RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$1,334	$56	$1	$18	$340	$1,749
2005	-	253	88	46	462	875	1,724
2006	-	325	-	77	279	3,554	4,235
2007	-	301	803	-	671	5,261	7,037
2008	-	-	-	-	72	-	72
2009	-	-	-	-	-	-	-

	$-	$2,214	$947	$124	$1,502	$10,030	$14,816

% of total	0.0%	14.9%	6.4%	0.8%	10.2%	67.7%	100.0%

Distribution of U.S. Home Equity Line of Credit ("HELOC") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$27	$-	$-	$-	$293	$320
2005	-	74	-	-	148	521	743
2006	-	55	-	-	230	1,630	1,916
2007	-	301	538	-	-	1,037	1,876
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$458	$538	$-	$378	$3,482	$4,855

% of total	0.0%	9.4%	11.1%	0.0%	7.8%	71.7%	100.0%

Distribution of U.S. Closed End Seconds ("CES") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$-	$-	$-	$-	$-
2005	-	-	-	-	-	-	-
2006	-	-	-	-	-	457	457
2007	-	-	44	-	-	758	801
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$-	$44	$-	$-	$1,214	$1,258

% of total	0.0%	0.0%	3.5%	0.0%	0.0%	96.5%	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (3 of 5)

(dollars in millions)

Distribution of U.S. Alternative-A ("Alt-A") First Lien RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$71	$-	$-	$-	$-	$71
2005	-	63	-	-	143	200	406
2006	-	-	-	-	-	559	559
2007	-	-	-	-	-	556	556
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$134	$-	$-	$143	$1,315	$1,592

% of total	0.0%	8.4%	0.0%	0.0%	9.0%	82.6%	100.0%

Distribution of U.S. Alt-A Option Adjustable Rate Mortgage ("ARM") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$-	$-	$-	$-	$-
2005	-	-	-	-	-	139	139
2006	-	158	-	-	-	822	980
2007	-	-	-	-	-	1,409	1,409
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$158	$-	$-	$-	$2,370	$2,529

% of total	0.0%	6.3%	0.0%	0.0%	0.0%	93.7%	100.0%

Distribution of U.S. Subprime First Lien RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$1,232	$53	$-	$18	$46	$1,349
2005	-	115	88	46	170	-	420
2006	-	-	-	77	49	-	126
2007	-	-	222	-	641	1,434	2,296
2008	-	-	-	-	72	-	72
2009	-	-	-	-	-	-	-

	$-	$1,347	$363	$123	$949	$1,480	$4,263

% of total	0.0%	31.6%	8.5%	2.9%	22.3%	34.7%	100.0%

Distribution of U.S. NIMs RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$-	$-	$-	$1	$1
2005	-	-	-	-	-	15	15
2006	-	-	-	-	-	86	86
2007	-	-	-	-	31	67	98
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$-	$-	$-	$31	$169	$200

% of total	0.0%	0.0%	0.0%	0.0%	15.3%	84.7%	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (4 of 5)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 20091

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor[3]	Subordination[4]	Cumulative Losses[5]	60+ Day Delinquencies[6]	Number of Transactions
2005	$406	62.0%	4.8%	7.5%	36.7%	8
2006	588	60.7%	4.8%	7.3%	36.4%	7
2007	527	70.3%	3.1%	6.4%	41.1%	3
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$1,521	64.4%	4.2%	7.0%	38.1%	18

U.S. CES

Year issued:	Net Par Outstanding	Pool Factor[3]	Subordination[4]	Cumulative Losses[5]	60+ Day Delinquencies[6]	Number of Transactions
2005	$-	-	-	-	-	-
2006	457	29.0%	-68.4%	49.2%	16.1%	2
2007	801	39.2%	-18.4%	49.4%	15.6%	9
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$1,258	35.5%	-36.6%	49.3%	15.8%	11

U.S. HELOC

Year issued:	Net Par Outstanding	Pool Factor[3]	Subordination[4]	Cumulative Losses[5]	60+ Day Delinquencies[6]	Number of Transactions
2005	$743	25.4%	1.0%	6.9%	9.7%	4
2006	1,986	54.9%	0.3%	19.9%	14.3%	8
2007	1,806	47.6%	4.9%	17.8%	6.8%	6
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$4,535	47.1%	2.2%	16.9%	10.6%	18

1. For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

3. Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

4. Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

5. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

6. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned ("REO") divided by net par outstanding.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (5 of 5)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 20091

U.S. Alt-A Option ARMs

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$139	39.2%	11.4%	5.8%	45.9%	3
2006	980	67.7%	9.5%	5.7%	47.4%	6
2007	1,409	77.0%	9.4%	4.4%	43.4%	6
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$2,529	71.3%	9.5%	5.0%	45.1%	15

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$497	36.8%	49.0%	5.0%	36.6%	9
2006	49	75.1%	22.8%	2.1%	32.5%	1
2007	2,296	75.7%	27.8%	5.7%	46.2%	10
2008	72	77.7%	35.3%	2.9%	36.7%	1
2009	-	-	-	-	-	-

	$2,913	69.1%	31.5%	5.5%	44.1%	21

1. For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to adjustments.

2. Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

3. Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

4. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

5. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Municipal Corp.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution by Ratings of Pooled Corporate Obligations as of September 30, 2009

Ratings[1]:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
Super senior	$23,463	39.4%	25.2%	22.6%
AAA	23,331	39.2%	25.8%	24.2%
AA	8,562	14.4%	33.7%	30.6%
A	2,513	4.2%	25.8%	23.5%
BBB	1,467	2.5%	13.0%	10.1%
Below investment grade	244	0.3%	38.9%	11.0%

Total exposures	$59,580	100.0%	26.4%	24.1%

Distribution of Pooled Corporate Obligations by Year Insured as of September 30, 2009

Year insured:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
2004 and prior	$14,826	24.9%	21.9%	20.1%
2005	13,704	23.0%	25.0%	22.2%
2006	8,342	14.0%	27.7%	26.1%
2007	22,708	38.1%	29.8%	27.0%
2008	-	-	-	-
2009	-	-	-	-

	$59,580	100.0%	26.4%	24.1%

Distribution of Pooled Corporate Obligations by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]	Avg. Rating[1]
CLOs/CBOs	$32,557	54.6%	27.1%	24.3%	AAA
Synthetic investment grade pooled corporates	12,621	21.2%	17.4%	15.9%	Super Senior
Synthetic high yield pooled corporates	11,975	20.1%	36.8%	31.8%	AAA
Market Value CDOs of corporates	1,492	2.5%	17.0%	34.5%	AAA
Trust preferred - banks and insurance	169	0.3%	47.5%	47.1%	A
CDO of CDOs (corporate)[3]	39	0.1%	24.1%	20.4%	A-
Other Pooled Corporates	726	1.2%	N/A	N/A	A-

	$59,580	100.0%	26.4%	24.1%	AAA

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

2. "Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to AGM's exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

3. CDOs are collateralized debt obligations.

Assured Guaranty Municipal Corp.

U.S. Consumer Receivables Profile

(dollars in millions)

Distribution of U.S. Consumer Receivables by Year Issued as of September 30, 2009

Year issued:	Credit Cards	Auto	Manufactured Housing	Total Net Par Outstanding
2004 and prior	$-	$55	$329	$384
2005	-	448	-	448
2006	-	1,045	-	1,045
2007	88	1,927	-	2,015
2008	-	399	-	399
2009	-	-	-	-

	$88	$3,874	$329	$4,291

Distribution of U.S. Consumer Receivables Net Par Outstanding by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$4	$51	$94	$51	$184	$384
2005	-	145	-	96	207	-	448
2006	-	1	-	48	996	-	1,045
2007	-	19	-	-	1,996	-	2,015
2008	-	14	-	-	385	-	399
2009	-	-	-	-	-	-	-

	$-	$183	$51	$238	$3,635	$184	$4,291

% of total	0.0%	4.3%	1.2%	5.5%	84.7%	4.3%	100.0%

Distribution of U.S. Consumer Receivables by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	%	Average Rating[1]	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
Auto	$3,874	90.3%	BBB	11.5%	24.2%
Manufactured Housing	329	7.6%	BBB	27.5%	26.7%
Credit cards	88	2.1%	BBB	13.2%	18.1%

	$4,291	100.0%	BBB	12.8%	24.3%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

2. "Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to AGM's exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

Assured Guaranty Municipal Corp.

Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Credit Derivative Exposure by Rating

	As of September 30, 2009
Ratings[1]:	Net Par Outstanding	%
Super senior	$23,461	40.1%
AAA	21,490	36.7%
AA	8,142	13.9%
A	2,830	4.8%
BBB	1,876	3.2%
Below investment grade	746	1.3%

Total exposures	$58,545	100.0%

Distribution of Credit Derivative Exposure by Sector and Average Rating

	As of September 30, 2009
Sector:	Net Par Outstanding	Average Rating[1]
Public Finance
United States
General obligation	$195	A
Municipal utilities	170	BBB+
Healthcare	157	A-
Tax backed	97	A
Transportation	36	A
Housing	30	AA-
Other public finance	119	BBB+

Total public finance - U.S.	804	A-
Non-U.S.:
Infrastructure finance	1,142	BBB
Regulated utilities	478	A-
Other public finance	922	AAA

Total public finance - non-U.S.	2,542	A

Total public finance	$3,346	A

Structured Finance
United States
Pooled corporate obligations	$40,450	AAA
Residential mortgage-backed and home equity	412	BBB-
Insurance securitizations	369	AA
Commercial receivables	67	BBB-
Other structured finance	126	B

Total structured finance - U.S.	41,424	AAA
Non-U.S.:
Pooled corporate obligations	13,079	AAA
Residential mortgage-backed and home equity	580	AA
Structured credit	78	BBB
Insurance securitizations	38	A+

Total structured finance - non-U.S.	13,775	AAA

Total structured finance	$55,199	AAA

Total exposures	$58,545	AAA

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Unrealized Gains (Losses) on Credit Derivatives

(dollars in millions)

Unrealized Gains (Losses) on Credit Derivatives as of September 30, 2009

Credit Default Swaps ("CDS") by Asset Type:	Net Par Outstanding	Wtd. Avg. Credit Rating	3Q-09 Unrealized Gain (Loss)
High yield corporates	$39,367	AAA	$46.6
Trust preferred	101	AA	0.3
Market value CDOs of corporates	1,492	AAA	1.5
Investment grade corporates	12,569	Super senior[1]	(22.2)

Total pooled corporate obligations	53,529		26.2
RMBS[2]:
U.S. RMBS:
Subprime	77	A	(0.1)
Other U.S. RMBS	237	B+	8.4
International RMBS	580	A	(3.1)

Total RMBS	894		5.2
Other[3]	3,267	A	(69.2)

Total	57,690		(37.8)
Interest rate swaps and other financial guaranty contracts with embedded derivatives	855	A-	(26.7)

Total	$58,545	AA+	$(64.5)

1. The "super senior category," which is a category not generally used by rating agencies, is used by the Company in instances where the Company's AAA-rated exposure had additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to the Company's exposure or (2) the Company's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes the Company's attachment point to be materially above the AAA attachment point.

2. Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential mortgage-backed and home equity securities.

3. Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

Assured Guaranty Municipal Corp.

50 Largest U.S. Public Finance Exposures

As of September 30, 2009

(in millions)

Credit Name:	Net Par Outstanding	Rating[1]
New Jersey (State of)	$2,907	AA-
New York (State of)	2,314	AA
Massachusetts (Commonwealth of)	2,060	AA
New York (City of) New York	1,579	AA-
Massachusetts (Commonwealth of) State Sales Tax	1,472	AA
Houston Texas Water and Sewer	1,462	A+
New York City Municipal Water Finance Authority	1,436	AA+
Washington (State of)	1,421	AA
University of California Board of Regents	1,420	AA
Chicago (City of) Illinois	1,419	A+
Wisconsin (State of)	1,401	A+
Pennsylvania (Commonwealth of)	1,340	AA-
California (State of)	1,307	A
Port Authority of New York and New Jersey	1,300	AA-
Los Angeles California Unified School District	1,268	AA
Illinois Toll Highway Authority	1,260	AA
Illinois (State of)	1,213	AA
California (State of) Department of Water Resources	1,209	A-
Atlanta Georgia Water & Sewer System	1,167	BBB+
New York MTA Dedicated Tax	1,157	AA-
Broward County Florida School Board	1,101	AA-
New York MTA Transportation Authority	1,086	A
Puerto Rico (Commonwealth of)	1,028	BBB-
Denver Colorado School District No.1	1,017	A+
Massachusetts (Commonwealth of) Water Resources	992	AA
Los Angeles California Department of Water and Power	980	AA-
Connecticut (State of)	966	AA-
Long Island Power Authority	952	A-
Chicago-O'Hare Airport	944	A
Philadelphia (City of) Pennsylvania	921	BBB
District of Columbia	915	A+
Detroit Michigan Sewer	907	A
Michigan (State of) Gas & Motor Vehicle Tax	902	AA
San Diego County California Water	901	AA
Kentucky (Commonwealth of)	896	AA-
Chicago Illinois Public Schools	887	A+
Michigan (State of)	882	A+
New York State Thruway	877	AA-
Florida (State of)	875	AA+
New Jersey Turnpike Authority	874	A
Metro Washington Airport	873	AA-
Louisiana (State of) Gas and Fuel Tax	864	A+
Oregon (State of)	846	AA-
San Diego California Unified School District	831	AA
Hawaii (State of) Department of Hawaiian Home Lands	829	AA
California State University System	826	AA-
Austin Texas Combined Utility	821	AA-
Miami-Dade County Florida Aviation Authority - Miami International Airport	801	A+
Clark County Nevada School District	798	AA
Skyway Concession Company LLC	793	BBB

Total top 50 U.S. public finance exposures	$57,297

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

50 Largest U.S. Structured Finance Exposures

As of September 30, 2009

(dollars in millions)

Credit Name:	Net Par Outstanding	Rating[1]	Current Credit Enhancement %
US Synthetic High Yield Pooled Corporate CDO	$1,460	AA-	40.0%
US AA Rated Previously Insured Cash Flow CLO	1,364	AA	30.9%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	1,135	Super senior	14.0%
International AAA Cash Flow CLO	1,119	AAA	34.5%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	811	Super senior	23.4%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	769	Super senior	14.9%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	754	Super senior	29.4%
International Synthetic High Yield Pooled Corporate CDO	735	A	30.9%
US Super AAA Synthetic High Yield Pooled Corporate CDO	726	AAA	25.0%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I	715	CCC	0.0%
MASTR Asset Backed Securities Trust 2007-NCW	664	BB	34.6%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	652	Super senior	18.3%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F	607	CCC	0.5%
MASTR Adjustable Rate Mortgages Trust 2007-3	605	CCC	11.5%
Americredit 2007-B-F	578	BBB	15.9%
US Super AAA Synthetic High Yield Pooled Corporate CDO	562	AAA	24.3%
US Super AAA Synthetic High Yield Pooled Corporate CDO	522	Super senior	29.7%
US Super AAA Synthetic High Yield Pooled Corporate CDO	521	Super senior	24.5%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	512	Super senior	14.4%
Eastland CLO LTD	510	Super senior	29.6%
Denali Capital CLO VII, Ltd.	498	AAA	20.6%
US Synthetic High Yield Pooled Corporate CDO	492	AA	46.7%
US Super AAA Synthetic High Yield Pooled Corporate CDO	461	Super senior	25.0%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	461	Super senior	12.9%
Avenue CLO V, Ltd.	458	AAA	16.4%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	433	Super senior	11.9%
BIG Synthentic CDS	428	AAA	36.0%
BIG Synthentic CDS	427	AAA	24.3%
BIG Synthentic CDS	419	AA	23.7%
Chruchill Financials CLO	415	AAA	34.7%
Option One Mortgage Loan Trust 2007-FXD2	411	BB	20.8%
Grayson CLO LTD	410	Super senior	21.7%
IG Systhentic CDS	406	Super senior	13.9%
IG Systhentic CDS	399	Super senior	14.0%
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-1	388	CCC	7.2%
BIG Synthentic CDS	385	Super senior	36.4%
StoneTower CLO III	381	AA-	21.0%
IG Systhentic CDS	377	Super senior	11.0%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-A	374	CCC	0.0%
US Super AAA Synthetic High Yield Pooled Corporate CDO	371	AAA	29.5%
HarborView Mortgage Loan Trust 2006-12	361	BB	11.9%
CENT CDO 15	360	Super senior	16.8%
StoneTower CLO V	357	Super senior	27.7%
BIG Synthentic CDS	354	AAA	34.0%
MASTR Adjustable Rate Mortgages Trust 2007-1	350	B	7.4%
BIG Synthentic CDS	348	AAA	24.7%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D	346	CCC	0.0%
CIFC Funding 2006-1	341	AAA	22.5%
Muir Grove CLO	340	AAA	19.0%
KKR Financial CLO 2005-1	340	AAA	21.3%

Total top 50 U.S. structured finance exposures	$27,212

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

10 Largest Healthcare and Non-U.S. Exposures

As of September 30, 2009

(in millions)

10 Largest Healthcare Exposures

Credit Name:	Net Par Outstanding	Rating[1]	State
Carolina HealthCare System	$217	AA-	NC
Hospital Sisters Health Services Inc	204	AA-	IL
CHRISTUS Health	192	A+	TX
Carilion Health System	189	A	VA
St. Lukes Health System	187	A	MO
SSM Health Care	179	AA-	MO
MultiCare Health System	173	A+	WA
Catholic Health Initiatives	168	AA	CO
Memorial Hermann Healthcare	166	A	TX
Catholic Health System (fka Mercy Health System)	165	A+	OH

Total top 10 healthcare exposures	$1,840

10 Largest Non-U.S. Exposures

Credit Name:	Net Par Outstanding	Rating[1]
Quebec Provence	$1,949	A
Sydney Airport Finance Company	1,334	BBB
Thames Water Utility Finance Plc	1,126	BBB+
Channel Link Enterprises Finance Plc	901	BBB
International AAA Sovereign Debt Synthetic CDO	821	AAA
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	752	Super senior
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	605	Super senior
Japan Expressway Holding and Debt Repayment Agency	565	AA-
Artesian Finance II Plc (Southern) - Swap Policy	505	A-
CPT 259 - Bear Stearns HY - Sperlonga A	487	AA-

Total top 10 non-U.S. exposures	$9,045

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

10 Largest Residential Mortgage Servicers Exposures

As of September 30, 2009

(in millions)

10 Largest Residential Mortgage Servicers Exposures

Servicer:	Net Par Outstanding
Countrywide Home Loans Servicing LP	$6,471
American Home Mortgage Acceptance, Inc.	1,857
GMAC Mortgage, LLC	1,217
Specialized Loan Servicing, LLC	919
Ocwen Loan Servicing, LLC	907
One West	787
Wells Fargo Bank Minnesota, N.A.	774
First Tennessee Bank N.A.	474
Litton Loan Servicing LP	325
Flagstar Bank, FSB	322

Total top 10 residential mortgage servicers exposures	$14,053

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures (1 of 2)

As of September 30, 2009

(dollars in millions)

Below Investment Grade Exposures by Asset Type:	Weighted Average Remaining Life	Net Par Outstanding	Average Rating[1]

Public Finance:
United States
General obligation	6.9	$684	BB
Healthcare	10.2	279	BB-
Tax backed	12.0	219	BB
Municipal utilities	8.4	166	D
Higher education	10.0	9	BB
Housing	10.3	7	B
Other public finance	2.5	84	B

Total public finance - U.S.	8.3	1,448	B+
Non-U.S.:
Infrastructure finance	3.4	229	BB

Total public finance - non-U.S.	3.4	229	BB

Total public finance	7.6	$1,677	B+
Structured Finance:
United States
Residential mortgage-backed securities	5.3	$9,811	B-
Consumer receivables	3.2	184	BB
Pooled corporate obligations	2.5	163	CCC+
Other structured finance	5.5	126	B

Total structured finance - U.S.	5.2	10,284	B-
Non-U.S.:
Pooled corporate obligations	2.6	81	CCC

Total structured finance - non-U.S.	2.6	81	CCC

Total structured finance	5.2	$10,365	B-

Total below investment grade exposures	5.5	$12,042	B-

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures (2 of 2)

As of September 30, 2009

(dollars in millions)

Below Investment Grade Exposures Greater Than $50 Million as of September 30, 2009

Name or Description	Weighted Average Remaining Life	Net Par Outstanding	Internal Rating[1]	Current Credit Enhancement
Countrywide HELOC 2006-I	4.8	$715	CCC	0.0%
Private US Residential MBS	2.6	664	BB	34.6%
Countrywide HELOC 2006-F	4.2	607	CCC	0.5%
MASTR Adjustable Rate Mortgages Trust 2007-3	3.2	605	CCC	11.5%
Option One Mortgage Loan Trust 2007-FXD2	4.2	411	BB	20.8%
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-1	4.5	388	CCC	7.2%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-A	4.4	374	CCC	0.0%
HarborView Mortgage Loan Trust 2006-12	3.9	361	BB	11.9%
MASTR Adjustable Rate Mortgages Trust 2007-1	3.8	350	B	7.4%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D	4.4	346	CCC	0.0%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B	4.5	325	CCC	0.0%
GMACM 2004-HE3	4.1	293	BB	0.3%
IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1	4.8	268	CCC	0.0%
Terwin Mortgage Trust 2006-12SL	20.8	255	CCC	-74.7%
Aeroporti Di Roma Romulus Finance S.R.L. (Rome Airport)	3.4	229	BB	N/A
Soundview Home Loan Trust 2007-WMC1	3.3	213	CCC	15.9%
Terwin Mortgage Trust 2007-1SL	21.1	210	CCC	-77.9%
HarborView Mortgage Loan Trust 2007-1	4.4	203	BB	14.4%
Harborview 2006-1	2.2	202	CCC	9.9%
Terwin Mortgage Trust 2006-10SL	20.0	202	CCC	-60.5%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C	4.2	175	BB	0.2%
Detroit (City of) Michigan School District	6.2	175	BB	N/A
Flagstar Home Equity Loan Trust 2006-2	3.2	173	CCC	0.0%
HarborView Mortgage Loan Trust 2006-10	4.4	171	B	6.4%
Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2007-S2	2.3	157	CCC	0.0%
CSAB Mortgage-Backed Trust 2006-3	4.7	154	CCC	3.4%
Jefferson County Alabama Sewer	8.5	151	D	N/A
Renaissance Home Equity Loan Trust 2007-3	6.4	146	BB	27.6%
Jefferson County Alabama School Limited Obligation	11.6	144	BB	N/A
Detroit (City of) Michigan	4.5	137	BB+	N/A
New Orleans Louisiana	3.8	135	BB	N/A
American Home Mortgage Assets Trust 2007-4	6.0	126	CCC	3.2%
IndyMac IMSC Mortgage Loan Trust 2007-HOA1	6.6	126	CCC	4.0%
NRG Peaker Finance Company LLC	5.5	126	B	NA
International Synthetic High Yield Pooled Corporate CDO	2.7	115	CCC	12.9%
Conseco Finance Securitization MH Series 2001-2	1.9	103	BB	18.3%
Countrywide AltA 2005-22T	5.1	102	B	6.7%
CSAB Mortgage-Backed Trust 2006-2	4.7	91	CCC	2.7%
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1	5.1	90	CCC	8.0%
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4	3.4	87	CCC	3.2%
ACE Home Equity Loan Trust, Series 2006-GP1	2.9	86	CCC	0.0%
Mashantucket Pequot Tribe Connecticut	2.5	84	B	N/A
Erie (City of) Pennsylvania	9.0	83	BB+	N/A
GreenPoint Manufactured Housing Contract Trust Pass Through Certificates Series 2000-4	4.7	81	BB	16.8%
Harrisburg (City of) Pennsylvania	13.2	77	BB+	N/A
International Synthetic High Yield Pooled Corporate CDO	2.7	77	CCC	12.9%
DeKalb County Medical Center - Georgia	13.5	74	BB	N/A
Goldman AltA 2005-X	2.4	71	BB	11.4%
CSMC Mortgage-Backed Trust 2007-3	7.3	71	CCC	3.3%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H	3.9	70	CCC	0.0%
Terwin Mortgage Trust 2007-6 ALT	4.3	69	CCC	3.7%
CWALT, Inc., Alternative Loan Trust 2005-62, Mortgage Pass-Through Certificates, Series 2005-62	2.0	66	CCC	14.1%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1	21.3	65	CCC	-46.2%
St. Barnabas Health System - New Jersey	10.3	62	BB	N/A
DSLA Mortgage Loan Trust 2005-AR5	2.5	60	CCC	10.0%

Assured Guaranty Municipal Corp.
Below Investment Grade Exposures (2 of 2)
As of September 30, 2009
(dollars in millions)

Name or Description	Weighted Average Remaining Life	Net Par Outstanding	Internal Rating[1]	Current Credit Enhancement
FFMLT 2007-FFC	4.1	60	CCC	0.0%
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3	3.2	59	CCC	3.6%
Luminent Mortgage Trust 2006-2	1.2	55	CCC	11.5%
CSAB Mortgage-Backed Trust 2006-4	4.8	52	CCC	4.7%

Total	5.5	$11,227

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Surveillance Categories

(dollars in millions)

Net Par Outstanding by Surveillance Category1

	September 30, 2009
Description:	Net Par Outstanding	% of Total	Number of Credits in Category
Category 1	$4,803	39.9%	114
Category 2	4,942	41.0%	51
Category 3	2,297	19.1%	17

BIG Total	$12,042	100.0%	182

1. Effective January 1, 2009 Assured Guaranty adopted ASC 944-20. Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade ("BIG") credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

Assured Guaranty Municipal Corp.

Loss and Loss Adjustment Expense ("LAE") Reserves by Type

(in millions)

Loss and LAE Reserves by Type:	As of September 30, 2009
Loss and LAE reserves	$3.3
Credit derivatives reserves	119.5

Total loss and LAE reserves	$122.8

Assured Guaranty Municipal Corp.

Loss and Loss Adjustment Expenses

As of September 30, 2009

(in millions)

	Total Net Par Outstanding for BIG transactions	3Q-09 Incurred Losses[2] [4]	Loss and Loss Expense Adjustment Reserves[3] [4]	Expected Loss in Unearned Premium Reserve
Total Financial Guaranty[1]
Prime first lien	$—	$—	$—	$0.1
Closed end seconds	995	(12.5)	58.1	212.0
HELOC	3,482	(0.6)	-	134.5
Alt-A first lien	1,315	(0.0)	-	184.9
Alt-A option ARMs	2,370	2.7	3.3	381.7
Subprime first lien	1,649	2.3	38.3	63.2

Total U.S. RMBS	9,811	(8.1)	99.7	976.4
Other structured finance	553	(3.0)	23.1	53.0
Public finance	1,678	(15.3)	-	36.3

Total Financial Guaranty	$12,042	$(26.4)	$122.8	$1,065.7

1. Includes financial guaranty and insured derivatives in the insured portfolio.

2. Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives.

3. Includes loss and loss adjustment expense reserves for credit derivatives.

4. The Company adopted ASC 944-20 effective January 1, 2009.

Assured Guaranty Municipal Corp.
Summary Financial and Statistical Data
(dollars in millions)

		Year Ended December 31,
	YTD 2009	2008	2007	2006	2005	2004
Statutory Data
Net income (loss)	$435.3	$(1,376.7)	$312.9	$339.6	$293.5	$242.0
Policyholders' surplus	$1,140.0	$710.8	$1,608.8	$1,543.1	$1,510.7	$1,181.4
Contingency reserve	1,226.0	1,281.6	1,094.3	1,011.0	906.9	1,099.5

Qualified statutory capital	2,366.0	1,992.4	2,703.1	2,554.1	2,417.6	2,280.9
Unearned premium reserve	2,380.0	2,520.1	2,274.6	2,070.8	1,850.4	1,649.2
Loss and loss adjustment expense reserves	1,105.0	1,688.0	98.1	53.0	54.4	48.2

Total policyholders' surplus & reserves	5,851.0	6,200.5	5,075.8	4,677.9	4,322.4	3,978.3
Present value of installment premiums[e]	824.0	962.6	1,113.0	827.9	803.4	727.3
Standby line of credit/stop loss	498.0	550.0	550.0	550.0	550.0	525.0

Total claims-paying resources	$7,173.0	$7,713.1	$6,738.8	$6,055.8	$5,675.8	$5,230.6

Statutory Financial Ratios
Expense ratio	13.5%	9.1%	30.0%	29.9%	27.8%	26.8%

Other Financial Information (Statutory basis):
Net debt service outstanding (end of period)	$581,685	$631,886	$623,158	$552,695	$497,625	$454,359
Gross debt service outstanding (end of period)	770,509	834,426	858,458	765,632	686,134	633,037
Net par outstanding (end of period)	388,950	424,393	426,512	376,456	351,398	325,808
Gross par outstanding (end of period)	503,071	545,568	564,515	498,619	472,374	442,932
Ceded par to all Assured Guaranty companies	32,414	32,927	30,872	37,590	44,599	44,707
Ceded par to other companies	81,707	88,248	107,131	84,573	76,377	72,417
Ratios:
Net par insured to statutory capital	164:1	213:1	158:1	147:1	145:1	143:1
Capital ratio[1]	246:1	317:1	231:1	216:1	206:1	199:1
Financial resources ratio[2]	81:1	82:1	92:1	91:1	88:1	87:1
Gross debt service written:
Public finance	$1,723	$85,666	$133,792	$127,294	$120,745	$88,157
Structured finance	-	5,193	57,434	48,794	40,347	63,971

Total gross debt service written	$1,723	$90,859	$191,226	$176,088	$161,092	$152,128

1. The capital ratio is calculated by dividing net par and interest insured divided by qualified statutory capital.

2. The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [present value of installment premiums (e)].

 Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report.

Other Public Finance.    Other domestic public finance obligations insured by FSA include bonds secured by revenues and guarantees from the Federal government, financings supported by specific state or local government entity revenues and stadium financings.

Residential Mortgage Loans.    Obligations primarily backed by residential mortgage loans generally take the form of conventional pass-through certificates or pay-through debt securities, but also include other structured products. Included are:

  •
  Alt-A closed-end second lien-mortgage (CES). Backed by fully amortizing loans secured by a second lien on residential property.

  •
  Prime Home Equity Line of Credit (HELOC). Primarily backed by second liens and made to higher quality ("prime") borrowers.

  •
  Alt-A first-lien mortgages. Collateralized by fixed and floating rate loans secured by first lien on residential property.

  •
  Alt-A Option Adjustable Rate Mortgage (Option ARM). Primarily backed by first lien mortgage loans made to prime borrowers (on average) who have the choice of various monthly payment options.

  •
  Subprime U.S. RMBS. Characterized by lower quality borrowers and higher levels of structural credit protection through subordination and/or excess spread.

  •
  Net interest margin securitizations (NIMs). Securities backed by the senior portion of residual cash flows from securitization of domestic residential mortgage loans.

Consumer Receivables.    Obligations primarily backed by consumer receivables which include conventional pass-through and pay-through securities as well as more highly structured transactions. Consumer receivables backing these insured obligations primarily include: automobile loans, credit card receivables, student loans and manufactured housing loans. Consumer receivable transactions in AGM's insured portfolio tend to be concentrated in the subprime automobile loan sector.

Pooled Corporate Obligations.    Funded or synthetic Obligations primarily backed by pooled corporate obligations include corporate loans or corporate bonds. These obligations are generally referred to as collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), market value CDOs ("MV CDOs") and comparable risks under CDS obligations.

Financial Products.    Represents GIC's issued by FSAH's Financial Products segment, which was not part of Assured Guaranty's acquisition of FSAH on July 1, 2009.

Other Structured Finance.    Other structured finance in FSA's insured portfolio include bonds or other securities backed by goverment securities, letters of credit or repurchase agreements collateralized by government securities, securities backed by a combination of assets that include elements of more than one of the categories set forth above and unsecured corporate obligations satisfying FSA's underwriting criteria. Other structured finance obligations insured by FSA also include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, sale-leaseback obligation bonds supported by such utilities and other obligations backed by investor-owned utilities. Other structured finance obligations include securitization of life insurance risks and airplane leases, including transactions benefiting from third-party financial guaranty insurance.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

This Financial Supplement references financial measures that are not financial measures that are in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures") which management uses in order to assist analysts and investors in evaluating the Company's financial results. These non-GAAP financial measures are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how the Company's management, analysts and investors evaluate the Company's financial results and is comparable to estimates published by analysts in their research reports.

(a) PVP or present value of new business:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% for September 30, 2009. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at the approximate taxable equivalent yield per year on the Company's general investment portfolio, while under ASC 944-20, "Financial Services-Insurance," these amounts are discounted at a risk free rate. Additionally, under ASC 944-20 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors that management cannot control or predict. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Municipal Corp. (which excludes noncontrolling interest in consolidated variable interest entities) adjusted for the following:

1) Elimination of the after-tax realized gains (losses) on investments;

2) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives, which are unrealized gains (losses) other than the Company's net estimate of after-tax incurred economic credit losses for credit derivatives;

3) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

4) Elimination of goodwill and settlement of pre-existing relationships.

Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income enhances the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

(c) Operating shareholder's equity ("Operating Shareholder's Equity"):    Operating shareholder's equity is a non-GAAP financial measure calculated as shareholder's equity attributable to Assured Guaranty Municipal Corp. (which excludes noncontrolling interest in consolidated variable interest entities) reported under GAAP, adjusted for the following fair value adjustments deemed to be unrelated to credit impairment. The specific adjustments are:

1) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives which are unrealized gains (losses) other than the present value of estimated economic credit losses;

2) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

3) Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation.

Management believes that operating shareholder's equity is a useful measure for management, investors and analysts because the presentation of operating ROE enhances the understanding of the Company's shareholder's equity excluding unrealized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities, which are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholder's equity attributable to Assured Guaranty Municipal Corp. determined in accordance with GAAP.

Operating return on equity ("Operating ROE"):    Operating ROE represents operating income for the specified period divided by the average of operating shareholder's equity at the beginning and the end of the specified period. Management believes that Operating ROE is a useful measure for management, investors and analysts because the presentation of Operating ROE enhance the understanding of the Company's return on shareholder's equity by highlighting the underlying profitability relative to shareholder's equity excluding the effect of unrealized gains and losses on the Company's investment portfolio, credit derivatives and committed capital securities for both net income and shareholder's equity. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as substitutes for ROE determined in accordance with GAAP.

(d) Adjusted Book Value "(ABV"):    Subsequent to the adoption of ASC 944-20 on January 1, 2009 and the acquisition of Financial Security Assurance Holdings (FSAH) on July 1, 2009, adjusted book value, which is a non-GAAP financial measure, is calculated as shareholder's equity attributable to AGM (which excludes noncontrolling interest in consolidated subsidiaries) less after-tax fair value adjustments deemed to be non-economic, plus after-tax unearned premium reserves net of ceded unearned premium reserve and deferred acquisition costs, plus the after-tax present value of estimated future revenues on contracts written in credit derivative contract form. The specific adjustments to shareholder's equity attributable to AGM are:

1) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives other than the present value of estimated economic credit losses;

2) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities;

3) Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation,

4) Elimination of after-tax deferred acquisition costs'

5) Addition of the after-tax net present value of estimated future revenue on credit derivatives in force, less future ceding commissions and premium taxes, discounted at 6% for September 30, 2009;

6) Addition of the after-tax value of the unearned premium reserve on financial guaranty contracts in excess of expected loss, net of ceded unearned premium reserve; and

7) Addition of the after-tax value of unearned premium reserve on credit derivatives net of prepaid reinsurance.

Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholder's equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholder's equity attributable to AGM determined in accordance with GAAP.

(e) Net present value of estimated future installment premiums on credit derivatives in force:    Net present value of estimated installment premiums on credit derivatives in force is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force books of business, net of reinsurance and discounted at 6% for September 30, 2009. Management believes that net present value of estimated future revenue in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(f) Expense Ratio:    Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned included in realized gains and other settlements on credit derivatives.

Contacts:
Equity Investors: Sabra Purtill Managing Director, Investor Relations (212) 408-6044 spurtill@assuredguaranty.com
Ross Aron Associate, Investor Relations (212) 261-5509 raron@assuredguaranty.com
Assured Guaranty Municipal Corp. 31 West 52nd Street New York, NY 10019 (212) 974-0100 www.assuredguaranty.com	Fixed Income Investors: Robert Tucker Managing Director, Fixed Income Investor Relations (212) 339-0861 rtucker@assuredguaranty.com
Michael Walker Director, Fixed Income Investor Relations (212) 261-5575 mwalker@assuredguaranty.com
Media: Betsy Castenir Managing Director, Corporate Communications (212) 339-3424 bcastenir@assuredguaranty.com
Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com

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Table of Contents
Assured Guaranty Municipal Corp. Selected Financial Highlights (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated Income Statement1 (in millions)
Assured Guaranty Municipal Corp. Detailed Income Statement (Non-GAAP) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated Balance Sheets1 (dollars in millions)
Assured Guaranty Municipal Corp. Capital and Claims Paying Resources (dollars in millions)
Assured Guaranty Municipal Corp. New Business Production (in millions)
Assured Guaranty Municipal Corp. Investment Portfolio As of September 30, 2009 (dollars in millions)
Assured Guaranty Municipal Corp. Estimated Net Exposure Amortization and Run-Off of Global Insured Structured Finance Portfolio (dollars in millions)
Assured Guaranty Municipal Corp. Ceded Par Outstanding by Reinsurer (dollars in millions)
Assured Guaranty Municipal Corp. Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums (dollars in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Profile (1 of 4) (dollars in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Profile (2 of 4) (dollars in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Profile (3 of 4) (dollars in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Profile (4 of 4) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (1 of 5) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. RMBS Profile (2 of 5) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. RMBS Profile (3 of 5) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. RMBS Profile (4 of 5) (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. RMBS Profile (5 of 5) (dollars in millions)
Assured Guaranty Municipal Corp. Pooled Corporate Obligations Profile (dollars in millions)
Assured Guaranty Municipal Corp. U.S. Consumer Receivables Profile (dollars in millions)
Assured Guaranty Municipal Corp. Credit Derivative Exposure Profile (dollars in millions)
Assured Guaranty Municipal Corp. Unrealized Gains (Losses) on Credit Derivatives (dollars in millions)
Assured Guaranty Municipal Corp. 50 Largest U.S. Public Finance Exposures As of September 30, 2009 (in millions)
Assured Guaranty Municipal Corp. 50 Largest U.S. Structured Finance Exposures As of September 30, 2009 (dollars in millions)
Assured Guaranty Municipal Corp. 10 Largest Healthcare and Non-U.S. Exposures As of September 30, 2009 (in millions)
Assured Guaranty Municipal Corp. 10 Largest Residential Mortgage Servicers Exposures As of September 30, 2009 (in millions)
Assured Guaranty Municipal Corp. Below Investment Grade Exposures (1 of 2) As of September 30, 2009 (dollars in millions)
Assured Guaranty Municipal Corp. Below Investment Grade Exposures (2 of 2) As of September 30, 2009 (dollars in millions)
Assured Guaranty Municipal Corp. Surveillance Categories (dollars in millions)
Assured Guaranty Municipal Corp. Loss and Loss Adjustment Expense ("LAE") Reserves by Type (in millions)
Assured Guaranty Municipal Corp. Loss and Loss Adjustment Expenses As of September 30, 2009 (in millions)
Glossary